UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 23, 2009
(Date of earliest event reported)

TRACK DATA CORPORATION
(Exact Name of Registrant as specified in its Charter)

Delaware	0-24634	22-3181095
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		Number)

95 Rockwell Place, Brooklyn, New York	11217
(Address of Principal Executives Offices)	(Zip Code)

(718) 522-7373
(Registrant's telephone number including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (14 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to satisfy a continued Listing Rule or Standard; Transfer of Listing.

On November 23, 2009, Track Data Corporation (the “Company”) notified The NASDAQ Stock Market that the Company has determined to voluntarily delist its common stock, par value $0.01 per share (“Common Stock”), from trading on the NASDAQ Global Market and to withdraw the Common Stock from registration under the Securities Exchange Act of 1934, as amended ( the “Exchange Act”). It is anticipated that trading the Common Stock on NASDAQ will cease on or about December 14, 2009. Thereafter, the Common Stock may be eligible for quotation on the Pink Sheets if market makers commit to making a market in the shares.  There can be no assurance that trading in the Common Stock will continue on the Pink Sheets or otherwise.

A copy of the press release announcing the Company’s intention to delist and deregister its Common Stock is attached to this Report as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.          Description
99.1                      Press Release of the Company, dated November 23, 2009

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2009	By:	/s/ Martin Kaye

Martin Kaye
CEO, CFO

INDEX TO EXHIBITS

Exhibit

No.	Description
99.1	Press Release of Track Data Corporation dated November 23, 2009 reporting its plan to delist from NASDAQ and deregister its common stock.